UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2021 (November 10, 2021)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Securities 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 10, 2021, Colgate-Palmolive Company (the “Company”) completed its previously announced public offering (the “Offering”) of €500,000,000 aggregate principal amount of 0.300% Senior Notes due 2029 (the “Notes”). The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-249768) filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (the “Registration Statement”).

On November 5, 2021, the Company filed with the SEC a Prospectus Supplement, dated November 3, 2021 (the “Prospectus Supplement”) in connection with the Offering of the Notes.

The Notes were issued on November 10, 2021 under an Indenture (“Indenture”), dated as of November 15, 1992, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

The Indenture and the form of Note for the Offering are filed hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

4.1	Indenture, dated as of November 15, 1992, between Colgate-Palmolive Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 Registration Statement and Post-Effective Amendment No. 1 filed on June 26, 1992, Registration No. 33-48840)

4.2	Form of 0.300% Senior Notes due 2029

104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: November 10, 2021	By:	/s/ Stanley J. Sutula III
	Name:	Stanley J. Sutula III
	Title:	Chief Financial Officer